UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
Registration Statement
under The Securities Act of 1933

CELLCYTE GENETICS CORPORATION
(Exact name of registrant as specified in charter)

NEVADA	86-1127046
(State or other jurisdiction of incorporation or	(IRS Employer Identification No.)
organization)

1725 220TH Street S.E., Suite 103
Bothell, Washington 98021
(425) 483-6101
(Address and telephone of executive offices, including zip code.)

CELLCYTE GENETICS CORPORATION
2009 STOCK INCENTIVE PLAN FOR EMPLOYEES AND CONSULTANTS
(Full Title of Plan)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Parsons/Burnett/Bjordahl, LLP

2070 Skyline Tower

10900 NE 4th Street

Bellevue, WA 98004

(425) 451-8036

(425) 451-8568 (fax)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer

[  ]

Accelerated filer

[  ]

Non-accelerated filer

[  ] (do not check if a smaller reporting company)

Smaller reporting company

[X]

CALCULATION OF REGISTRATION FEE

                                                               Proposed Maximum    Proposed Maximum

Title Of Securities    Amount To Be     Offering Price              Aggregate                        Amount of

To Be Registered       Registered(1)        Per Share (2)                 Offering Price                  Registration Fee

Common Stock            16,000,000           $.05                               $  800,000                           $44.64

($0.01 Par Value)

Common Stock 14,000,000 $.05 $ 700,000 $39.06 underlying Options
Total Stock 30,000,000 $ 150,000 $83.70

(1) Represents 30,000,000 shares of Common Stock to be issued to employees and consultants as compensation for services rendered.

(2) Estimated solely for the purpose of determining the amount of the registration fee and based, in accordance with Rules 457(c) and 457(h) of the General Rules, upon the average of the high and low sale prices of the Common Stock as reported on April 1, 2009.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.

  Plan Information

The documents containing the information specified in Item 1 will be sent or given to participants in the Plan as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not being filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. Such documents and the documents incorporated by reference in the Registration Statement pursuant to Item 3 of Part II hereof, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

Item 2.  Registrant Information and Employee Plan Annual Information

Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement (which documents are incorporated by reference in this Section 10(a) Prospectus), other documents required to be delivered by eligible employees, non-employee directors and consultants, pursuant to Rule 428(b) are available without charge by contacting:

Randy A. Lieber

Cellcyte Genetics Corporation

1725 220th Street S.E. Suite 103

Bothell, WA 98021

Phone: (425) 483-6101

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

The following documents filed with the Securities and Exchange Commission (the "Commission") by Cellcyte Genetics Corporation, a Nevada corporation (the "Company"), are incorporated herein by reference:

(a)

The Company's latest Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on April 14, 2008;

(b)

The reports of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the fiscal year ended December 31, 2007;

(c)

The description of the Company's common stock contained in its Prospectus under Rule 424(b)(1) filed July 17, 2007, including any amendment or report filed for the purpose of updating such description.

All other documents filed by the Company after the date of this Registration Statement pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

We will furnish to each person to whom this Prospectus is delivered, upon written or oral request, a copy of any or all of the documents referred to by reference.  Requests should be addressed to: Randy A. Lieber, Cellcyte Genetics Corporation, 1725 220th Street S.E. Suite 103, Bothell, WA 98021, Phone: (425) 483-6101

The public may read and copy any materials we file with the Securities and Exchange Commission at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549.  The public may obtain information on the operation of the Public Reference Room by calling 1-(800)-SEC-0330.  The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding us and other registrants that file electronically with the Commission.

Item 4. Description of Securities:

Not Applicable

Item 5. Interests of Named Experts and Counsel:

None

Item 6. Indemnification for Directors and Officers:

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under Nevada law or otherwise, we have been advised that the opinion of the Securities and Exchange Commission is that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the "NRS") and our Bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

1.

a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

2.

a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

3.

a transaction from which the director derived an improper personal profit; and

4.

willful misconduct.

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

1.

such indemnification is expressly required to be made bylaw;

2.

the proceeding was authorized by our Board of Directors;

3.

such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

4.

such indemnification is required to be made pursuant to the bylaws.

Our Bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advance of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our Bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons against liability under the Securities Act, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 7. Exemption from Registration Claimed:

Not Applicable

1tem 8. Exhibits:

The exhibits to this Registration Statement are listed in the index to Exhibits on Page 8.

Item 9. Undertakings:

(a)

The undersigned registrant hereby undertakes:

(1)

To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)

To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)

To reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information set forth in this Registration Statement;

(iii)

To include any additional or changed material information on the plan of distribution; provided, however, that paragraph 1(I) and 1(ii) do not apply if the information required to included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

(2)

That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)

 To remove from registration by means of a post-effective amendment any of the securities being registered hereunder that remain unsold at the termination of the offering.

(b)

The undersigned company hereby undertakes that for purposes of determining any liability under the Securities Act of 1933, each filing of the company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities and Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)

 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the above-described provisions or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

The Registrant.  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement thereto to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Bothell, State of Washington, on the 2nd day of April, 2009.

CELLCYTE GENETICS CORPORATION By: /s/ John M. Fluke, Jr. John M. Fluke, Jr. Interim Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE

/s/ John M. Fluke, Jr.
John M. Fluke, Jr.	Director	April 2, 2009

/s/ Randy A. Lieber
Randy A. Lieber	Director	April 2, 2009

The Plan.  Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Bothell, State of Washington, on April 2, 2008.

CELLCYTE GENETICS CORPORATION 2009 STOCK INCENTIVE PLAN FOR EMPLOYEES AND CONSULTANTS

/s/ John M. Fluke, Jr.

John M. Fluke, Jr., Interim Principal Executive Officer, Director

INDEX TO EXHIBITS

Exhibit No.	Description
5.1	Opinion of Counsel, regarding the legality of the securities registered hereunder.
10.1	Compensation Plan for Employees, Officers, Directors and Consultants
23.1	Consent of Independent Public Accounting Firm
23.2	Consent of Counsel (Included as part of Exhibit 5.1)